EXHIBIT INDEX



Exhibit
Number       Description
-------      -----------

  99         BankAmerica Corporation press release dated
             October 16, 1996 titled "BankAmerica Third Quarter
             Earnings."

                                                                Exhibit 99

[BankAmerica Corporation logo appears here]                           News

                                                              For release:




Contact:    Peter Magnani
            (415) 953-2418

                  BANKAMERICA THIRD QUARTER EARNINGS

      SAN FRANCISCO, October 16, 1996 -- BankAmerica Corporation (BAC) today reported third-quarter 1996 earnings per share and net income of $1.75 and $683 million, respectively, compared with $1.72 and $704 million for the same period a year ago. Third quarter net income includes a one-time assessment of $82 million associated with the recapitalization of the Savings Association Insurance Fund (SAIF). Excluding the effect of this assessment, earnings per share and net income for the third quarter of 1996 would have been $1.88 and $731 million, respectively, which would represent increases of 9 percent and 4 percent compared with the same period a year ago. In addition, the return on average common equity for the third quarter of 1996, excluding the SAIF assessment, would have been 15.23 percent, an increase of 14 basis points from the same period a year ago.

      BAC's earnings per share and net income for the first nine months of 1996 were $5.38 and $2,126 million, respectively, compared with $4.75 and $1,960 million for the first nine months of 1995. Excluding the effect of the one-time SAIF assessment mentioned above, earnings per share and net income for the nine months ended September 30, 1996 would have been $5.51 and $2,174 million, respectively, up 16 percent and 11 percent compared with the same period in 1995. The return on average common equity for the first nine months of 1996, excluding the SAIF assessment, would have been
15.28 percent, an increase of 84 basis points from the same period a year ago.

      "Once again, we had a very solid quarter," David A. Coulter, Chairman and Chief Executive Officer, said. "Credit quality continued to improve, expenses remained under control, and we began to make progress in our efforts toward strategic redeployment of capital." Coulter cited the following third-quarter activities as examples:

      o Acquisition of approximately $1.8 billion of lease-related financial assets from subsidiaries of Ford Motor Company;


                                    - more -

     o Securitization of $500 million of credit card receivables from BAC's $9.5 billion managed credit card portfolio and the sale of $1.4 billion of conforming fixed-rate first mortgages from BAC's $37 billion mortgage portfolio;

     o  Signing of definitive agreements to divest 68 branches in Texas; and

     o Reduction of equity interest in KorAm Bank, an Asian investment, from 29 percent to 19 percent.


FINANCIAL HIGHLIGHTS:

      o  Net interest  income was down $4 million from the amount  reported for
         the  third   quarter  of  1995.   Excluding   the   effect  of  the
         credit   card  securitization,  net interest income would have
         increased $6 million from the third quarter of 1995. Average interest-earning assets for the third quarter of 1996 increased
         $16 billion compared with the same period a year ago. BAC's net interest margin for the third quarter of 1996 was 4.17 percent, down 35 basis points from the comparable period a year ago, and down 10 basis points from the previous quarter.

      o Noninterest income increased $162 million, or 14 percent, from the third quarter of 1995. Other fees and commissions increased primarily due to higher revenues from loan fees and charges and financial services fees. In addition, venture capital distributions rose, and gains on sales of assets increased primarily due to higher gains on loan sales and sales of leased aircraft. Third-quarter 1996 noninterest income included gains on the liquidation of an Australian subsidiary ($43 million) and the reduction of BAC's equity interest in KorAm Bank ($39 million).

      o Excluding the one-time SAIF assessment of $82 million, noninterest expense was essentially unchanged from the third quarter of 1995.



                                    - Page 2 -

      o BAC's expense-to-revenue ratio, excluding the effect of the one-time SAIF assessment, was 54.47 percent in the third quarter of 1996, a decrease of 67 basis points from 55.14 percent in the previous quarter.

      o The provision for credit losses was $235 million, down $15 million from the second quarter of 1996, but up $125 million from the third quarter of 1995. Net credit losses were $226 million for the third quarter of 1996, a decline of $20 million, or 8 percent, from the second quarter of 1996, but up $75 million, or 50 percent, from the comparable quarter a year ago. Nonaccrual assets decreased
         $369 million, or 25 percent, between June 30, 1996 and September 30, 1996.

      o In connection with BAC's ongoing efforts to return excess capital to its shareholders, BAC repurchased 2.5 million shares of its common stock during the third quarter of 1996 at an average per-share price of $78.48, which reduced stockholders' equity by $200 million. These shares were repurchased on the open market over 31 trading days and represented approximately seven percent of the total volume of BAC common stock traded on those days. Remaining buyback authority for common stock under the current repurchase program totaled $1.3 billion at September 30, 1996.


                          (end of text, tables follow)

      Look for quarterly earnings on BankAmerica's home page on the Internet
                           http://www.BankAmerica.com



                                   - Page 3 -

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS


                                 TABLE 1
                 SUMMARY OF RESULTS AND STATISTICAL DATA


                                           Third    Second      Third
     (dollar amounts in millions,        Quarter   Quarter    Quarter
     except per share data)                 1996      1996       1995
                                         -------   -------    -------

 1   Net income                            $ 683     $ 723      $ 704
 1a  Adjusted net income/a/                  731        NA         NA

 2   Earnings per common and common
       equivalent share                     1.75      1.84       1.72
 2a  Adjusted earnings per common
       and common equivalent share/a/       1.88        NA         NA
 3   Earnings per common share --
       assuming full dilution               1.75      1.84       1.72
 3a  Adjusted earnings per
       common share -- assuming
       full dilution/a/                     1.88        NA         NA

     Rate of return (based on net
       income) on:
 4     Average total assets                 1.12%     1.21%      1.21%
 4a    Average total assets,
          as adjusted/a/                    1.19        NA         NA

 5     Average common equity               14.16     15.42      15.09
 5a    Average common equity,
          as adjusted/a/                   15.23        NA         NA

 6   Net interest margin/b/                 4.17      4.27       4.52

 7   Full-time-equivalent staff
       at period end (in thousands)         78.2      78.3       80.2
 8   Employees at period
       end (in thousands)                   92.7      93.2       95.5
----------------------------------------------------------------------


                            (Continued on Next Page)

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                 TABLE 1
                 SUMMARY OF RESULTS AND STATISTICAL DATA
                                   (CONTINUED)

                                                    Nine Months Ended
                                                         September 30
                                                    -----------------
                                                      1996       1995
                                                    ------     ------

 9   Net income                                     $2,126     $1,960
 9a  Adjusted net income/a/                          2,174         NA

10   Earnings per common and common
       equivalent share                               5.38       4.75
10a  Adjusted earnings per common
       and common equivalent share/a/                 5.51         NA
11   Earnings per common share --
       assuming full dilution                         5.38       4.72
11a  Adjusted earnings per common share --
       assuming full dilution/a/                      5.51         NA

     Rate of return (based on net income) on:
12     Average total assets                           1.18%      1.16%
12a    Average total assets, as adjusted/a/           1.21         NA

13     Average common equity                         14.92      14.44
13a    Average common equity, as adjusted/a/         15.28         NA

14   Net interest margin/b/                           4.26       4.53
---------------------------------------------------------------------

/a/Adjusted to exclude the income statement effect of the previously discussed one-time SAIF assessment in the third quarter of 1996. /b/The net interest margin is computed on a taxable-equivalent basis. The taxable-equivalent basis adjustments to net interest income were $5 million, $1 million, and $7 million, for the third quarter of 1996, the second quarter of 1996, and the third quarter of 1995, respectively, and $11 million and $20 million for the nine-month periods ended September 30, 1996 and 1995, respectively.
NA - Not applicable.

                   BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                     TABLE 2
                   SUMMARY OF RESULTS EXCLUDING THE EFFECTS
                        OF AMORTIZATION OF INTANGIBLES/a/

                                           Third    Second      Third
   (dollar amounts in millions,          Quarter   Quarter    Quarter
   except per share data)                   1996      1996       1995
                                         -------   -------    -------
 1 Net income                             $  751    $  790     $  774
 2 Earnings per common and common
      equivalent share                      1.93      2.02       1.91
 3 Rate of return on average
      common equity                        15.66%    16.95%     16.72%

                                                    Nine Months Ended
                                                         September 30
                                                    -----------------
                                                      1996       1995
                                                    ------     ------

 4 Net income                                       $2,330     $2,172
 5 Earnings per common and common
      equivalent share                                5.93       5.31
 6 Rate of return on average
      common equity                                  16.45%     16.15%
---------------------------------------------------------------------

/a/ For purposes of this table, amortization of goodwill and identifiable intangibles was computed based upon the related balance sheet components that are deducted from Tier 1 capital under regulatory guidelines. These amortization amounts were excluded from BAC's results and totaled $68 million, $67 million, and $70 million for the third quarter of 1996, the second quarter of 1996, and the third quarter of 1995, respectively, and $204 million and $212 million for the nine-month periods ended September 30, 1996 and 1995, respectively.

======================================================================

                                     TABLE 3
                            TIER 1 CAPITAL GENERATION

                                                    Nine Months Ended
                                                         September 30
                                                   ------------------
   (in millions)                                      1996       1995
                                                   -------    -------

   Generation:
 1    Net income                                   $ 2,126    $ 1,960
 2    Amortization of
        intangibles                                    204        212
 3    Common stock issuances
        and other                                      220        582
                                                   -------    -------
 4      Total generation                             2,550      2,754

    Applications:
 5    Common stock dividends                          (587)      (515)
 6    Preferred stock dividends                       (141)      (174)
 7    Common stock repurchased                        (901)      (704)
 8    Preferred stock redeemed                        (399)      (206)
 9    Preferred stock converted to
        common stock                                     -       (248)
                                                   -------    -------
10      Total applications                          (2,028)    (1,847)

11    Capital attributed to growth
        in risk-weighted assets                       (651)/a/   (938)
                                                   -------    -------

12      Net capital applied                        $  (129)   $   (31)
                                                   =======    =======
---------------------------------------------------------------------

/a/ Amount is preliminary.

                   BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS


                                     TABLE 4
                             STOCK AND CAPITAL DATA


   (dollar amounts in millions,         Sept. 30      June 30   Sept. 30
   except per share data)                   1996         1996       1995
                                        --------      -------   --------
 1 Book value per common share          $  50.92     $  49.64   $  46.59
   Common stock cash dividends:
 2    Quarter ended                          194          195        171
 3    Year-to-date                           587          393        515
   Preferred stock cash dividends:
 4    Quarter ended                           43           45         56
 5    Year-to-date                           141           98        174
 6 Number of common shares out-
      standing (in thousands)            358,826      359,893    369,998
   Average number of common and common
      equivalent shares outstanding
      (in thousands):
 7    Quarter ended                      365,672      368,543    376,643
 8    Year-to-date                       368,866      370,464    375,980
   Average number of common  shares
     outstanding  -- assuming
     full dilution (in thousands):
 9    Quarter ended                      365,885      368,591    377,421
10    Year-to-date                       369,341      371,069    379,248
11 Common equity to total assets            7.52%        7.48%      7.50%
12 Total risk-based capital ratio          11.33/a/     11.27      11.47
13 Tier 1 risk-based capital ratio          7.30/a/      7.17       7.26
14 Total risk-based capital             $ 24,128/a/  $ 23,772   $ 23,017
15 Risk-weighted assets                  212,911/a/   210,907    200,664
16 Tier 1 risk-based capital              15,532/a/    15,119     14,560
---------------------------------------------------------------------

/a/  Amounts are preliminary.

=====================================================================


                                 TABLE 5
                SELECTED AVERAGE BALANCE SHEET COMPONENTS

                                           Third    Second      Third
                                         Quarter   Quarter    Quarter
   (in millions)                            1996      1996       1995
                                        --------  --------   --------

 1 Loans                                $159,779  $157,553  $148,842
 2 Earning assets                        206,618   202,578   190,888
 3 Total assets                          243,769   241,056   229,909
 4 Deposits                              161,514   162,312   154,982
 5 Interest-bearing liabilities          171,809   168,755   157,348
 6 Common equity                          17,963    17,703    17,032
 7 Total equity                           20,205    19,975    19,753

                BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS


                                     TABLE 6
                                BUSINESS SECTORS

                                 Nine Months Ended September 30, 1996/a/
                           ------------------------------------------
   (dollar amounts                                    Return
   in billions except              Average   Average      on  Expense
   for net income, which      Net    Total     Total  Common       to
   is in millions)         Income   Assets  Deposits  Equity  Revenue/b/
                           ------   ------  --------  ------  -------

 1 Consumer banking/c/     $  952     $ 91      $ 95   17.56%   55.46%
 2 U.S. Corporate and
      international banking   859       91        45   21.51    49.22
 3 Middle-market banking      265       21         7   23.09    44.38
 4 Commercial real estate     192       10         2   30.13    23.07
 5 Private banking and
      investment services      63        5         7   17.28    72.32
 6 Other                     (205)      23         5   NM       NM
                           ------     ----      ----

 7    Total                $2,126     $241      $161   14.92%   55.92%
                           ======     ====      ====


                                 Nine Months Ended September 30, 1995/a/
                           ------------------------------------------
                                                      Return
                                   Average   Average      on  Expense
                              Net    Total     Total  Common       to
                           Income   Assets  Deposits  Equity  Revenue/b/
                           ------   ------  --------  ------  -------
8  Consumer banking        $  875     $ 83      $ 95   17.83%   58.00%
9  U.S. Corporate and
      international banking   613       86        36   15.49    53.70
10 Middle-market banking      240       19         8   23.39    44.83
11 Commercial real estate     296       10         2   44.81    25.20
12 Private banking and
      investment services      46        4         6   13.98    75.89
13 Other                     (110)      23         6    NM       NM
                           ------     ----      ----

14    Total                $1,960     $225      $153   14.44%   58.59%
                           ======     ====      ====
----------------------------------------------------------------------

/a/ Amounts are preliminary. For comparability purposes, both 1996 and 1995 amounts reflect BAC's business-sector allocation methodologies at September 30, 1996.
/b/ Excludes net other real estate owned expense and amortization of intangibles.
/c/ Includes the income statement effect of the previously discussed one-time SAIF assessment.
NM - Not meaningful.

                   BANKAMERICA CORPORATION AND SUBSIDIARIES
                          FINANCIAL HIGHLIGHTS


                                     TABLE 7
                             TRADING-RELATED INCOME


                                           Third     Second      Third
                                         Quarter    Quarter    Quarter
   (in millions)                            1996/a/    1996       1995
                                         -------    -------    -------

   Trading income:
 1   Interest rate                          $ 17       $  8       $ 13
 2   Foreign exchange                         64         90         74
 3   Debt instruments                         72         80         45
                                            ----       ----       ----
 4      Total trading income                $153       $178       $132
                                            ====       ====       ====

   Other trading-related income/b/:
 5   Interest rate                          $  5       $  7       $  7
 6   Foreign exchange                          4          7         10
 7   Debt instruments                         52         59         37
                                            ----       ----       ----
 8      Total other trading-related
          income                            $ 61       $ 73       $ 54
                                            ====       ====       ====


                                                    Nine Months Ended
                                                         September 30
                                                    -----------------
                                                      1996/a/    1995
                                                    ------     ------

   Trading income:
 9   Interest rate                                    $ 37       $ 47
10   Foreign exchange                                  252        237
11   Debt instruments                                  207        128
                                                      ----      -----
12      Total trading income                          $496       $412
                                                      ====       ====

   Other trading-related income/b/:
13   Interest rate                                    $ 18       $ 12
14   Foreign exchange                                   17         19
15   Debt instruments                                  155        114
                                                      ----      -----
16      Total other trading-related
          income                                      $190       $145
                                                      ====       ====
---------------------------------------------------------------------

/a/ Detailed breakouts of total amounts are preliminary.
/b/ Primarily includes the net interest revenue and expense associated with these contracts.

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                          FINANCIAL HIGHLIGHTS

                                 TABLE 8
                            LOAN OUTSTANDINGS

                                        Sept. 30   June 30   Sept. 30
   (in millions)                            1996      1996       1995
                                        --------  --------   --------


    DOMESTIC
    Consumer:
 1    Residential first mortgages       $ 37,445  $ 38,012   $ 36,082
 2    Residential junior mortgages        14,525    14,386     14,162
 3    Other installment                   15,998    15,057     12,728
 4    Credit card                          9,021     9,342      8,622
 5    Other individual lines of credit     1,845     1,824      1,816
 6    Other                                  303       307        289
                                        --------  --------   --------
 7      Total consumer                    79,137    78,928     73,699

    Commercial:
 8    Commercial and industrial           33,076    33,097     31,896
 9    Loans secured by real estate        12,062    11,410     10,776
10    Construction and development
        loans secured by real estate       2,530     2,896      3,214
11    Financial institutions               2,537     3,075      2,561
12    Lease financing                      2,682     2,019      1,910
13    Agricultural                         1,561     1,581      1,591
14    Loans for purchasing or carrying
        securities                         1,328     1,399      1,236
15    Other                                1,253     1,146      1,409
                                        --------  --------   --------
16      Total commercial                  57,029    56,623     54,593
                                        --------  --------   --------
17        Total domestic loans           136,166   135,551    128,292

    FOREIGN
18  Commercial and industrial             16,257    15,958     15,314
19  Banks and other financial
      institutions                         3,480     4,077      2,795
20  Governments and official
      institutions                           943     1,015      1,077
21  Other                                  4,987     4,039      3,734
                                        --------  --------   --------
22    Total foreign loans                 25,667    25,089     22,920
                                        --------  --------   --------

23      Total Loans                     $161,833  $160,640   $151,212
                                        ========  ========   ========

                BANKAMERICA CORPORATION AND SUBSIDIARIES
                          FINANCIAL HIGHLIGHTS


                                 TABLE 9
                      SELECTED CREDIT QUALITY DATA


                                        Sept. 30   June 30   Sept. 30
   (dollar amounts in millions)             1996      1996       1995
                                        --------  --------   --------

   Nonaccrual assets:
 1   Commercial and industrial            $  357    $  422     $  650
 2   Construction and development
       loans secured by real estate          119       346        304
 3   Commercial loans secured by real
       estate                                229       245        329
 4   Consumer                                291       342        384
 5   Foreign                                 123       133        188
                                          ------    ------     ------
 6       Total nonaccrual assets          $1,119    $1,488     $1,855
                                          ======    ======     ======

 7 Restructured loans                     $  274    $  103     $  102
 8 Loans past due 90 days or more
     and still accruing interest/a/          363       389        439
 9 Other real estate owned                   397       437        509
10 Allowance for credit losses to
     total loans                            2.17%     2.18%      2.42%
11 Allowance for credit losses to
     total nonaccrual assets              313.77    234.88     197.06
   Annualized ratio of net credit
     losses to average total loan
     outstandings:
12   Quarter ended                          0.56      0.63       0.40
13   Year-to-date                           0.60      0.62       0.33
---------------------------------------------------------------------

/a/ Includes consumer loans of $332 million, $311 million, and $341 million at September 30, 1996, June 30, 1996, and
    September 30, 1995, respectively.


=====================================================================

                                TABLE 10
                 ANALYSIS OF CHANGE IN NONACCRUAL ASSETS

                                           Third    Second      First
                                         Quarter   Quarter    Quarter
   (in millions)                            1996      1996       1996
                                         -------   -------    -------

 1 Balance, beginning of period           $1,488    $1,697     $1,891

   Additions:
 2   Loans placed on nonaccrual status        66       129        191
 3   Leases acquired                          34         -          -

   Deductions:
 4   Sales                                    (4)      (26)       (67)
 5   Restored to accrual status             (229)      (37)       (60)
 6   Foreclosures                             (5)       (6)       (11)
 7   Charge-offs                             (51)      (77)       (90)
 8   Other, primarily payments              (180)     (192)      (157)
                                          ------    ------     ------

 9   Balance, end of period               $1,119    $1,488     $1,697
                                          ======    ======     ======

                   BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS


                                    TABLE 11
                         NET CREDIT LOSSES (RECOVERIES)

                                           Third    Second      Third
                                         Quarter   Quarter    Quarter
   (in millions)                            1996      1996       1995
                                         -------   -------    -------

   Domestic consumer:
 1   Residential first mortgages            $ 11      $ 12       $ 12
 2   Residential junior mortgages             13        12         16
 3   Credit card                             111       108         91
 4   Other                                    63        63         43
   Domestic commercial:
 5   Commercial and industrial                 9        29          6
 6   Loans secured by real estate              2         -          4
 7   Construction and development
       loans secured by real estate           16        13        (33)
 8   Financial institutions, lease
       financing, agricultural, and
       loans for purchasing or
       carrying securities                     -        19         (4)
                                            ----      ----       ----
 9       Total domestic                      225       256        135
10 Foreign                                     1       (10)        16
                                            ----      ----       ----

11         Total Net Credit Losses          $226      $246       $151
                                            ====      ====       ====


======================================================================

                                    TABLE 12
              DOMESTIC CONSUMER LOAN DELINQUENCY INFORMATION/a/


                                        Sept. 30   June 30   Sept. 30
(dollar amounts in millions)                1996      1996       1995
                                        --------  --------   --------


   Delinquent consumer loans:
 1   Residential first mortgages            $518      $535       $644
 2   Residential junior mortgages             64        70         92
 3   Credit card                             207       204        164
 4   Other                                   113        96         81
                                            ----      ----       ----
 5     Total delinquent consumer loans      $902      $905       $981
                                            ====      ====       ====

   Delinquent consumer loan ratios/b/:
 6   Residential first mortgages            1.38%     1.41%      1.79%
 7   Residential junior mortgages           0.44      0.48       0.65
 8   Credit card                            2.29      2.19       1.91
 9   Other                                  0.63      0.56       0.55
10     Total delinquent consumer
         loan ratio                         1.14%     1.15%      1.33%
                                            ====      ====       ====
---------------------------------------------------------------------

/a/ 60 days or more past due.
/b/ Ratios represent delinquency balances expressed as a percentage of total loans for that loan category.

                BANKAMERICA CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENT OF OPERATIONS


                                           Third    Second      Third
                                         Quarter   Quarter    Quarter
   (in millions)                            1996      1996       1995
                                         -------   -------    -------

   INTEREST INCOME
 1 Loans, including fees                  $3,371     3,307     $3,244
 2 Interest-bearing deposits in banks         95        96        115
 3 Federal funds sold                          9         7         10
 4 Securities purchased under
      resale agreements                      178       176        160
 5 Trading account assets                    268       247        189
 6 Available-for-sale and held-to-
      maturity securities                    285       293        326
                                          ------    ------     ------
 7      TOTAL INTEREST INCOME              4,206     4,126      4,044

   INTEREST EXPENSE
 8 Deposits                                1,332     1,307      1,262
 9 Federal funds purchased                    17        20         27
10 Securities sold under repurchase
      agreements                             201       176        154
11 Other short-term borrowings               243       208        162
12 Long-term debt                            254       249        272
13 Subordinated capital notes                  7         7         11
                                          ------    ------     ------
14      TOTAL INTEREST EXPENSE             2,054     1,967      1,888
                                          ------    ------     ------
15      NET INTEREST INCOME                2,152     2,159      2,156
16 Provision for credit losses               235       250        110
                                          ------    ------     ------
17      NET INTEREST INCOME AFTER
          PROVISION FOR CREDIT LOSSES      1,917     1,909      2,046

   NONINTEREST INCOME
18 Deposit account fees                      345       346        329
19 Credit card fees                           92        90         82
20 Trust fees                                 53        56         72
21 Other fees and commissions                360       333        323
22 Trading income                            153       178        132
23 Venture capital activities                 97       112         54
24 Net gain on sales of
      subsidiaries and operations             41        83          -
25 Net gain on sales of assets                64        21         27
26 Net gain on available-for-sale
      securities                               7         4         17
27 Other income                              107        97        121
                                          ------    ------     ------
28      TOTAL NONINTEREST INCOME           1,319     1,320      1,157

   NONINTEREST EXPENSE
29 Salaries                                  822       814        839
30 Employee benefits                         191       213        195
31 Occupancy                                 188       186        185
32 Equipment                                 180       175        170
33 Amortization of intangibles                93        93        110
34 Communications                             89        90         89
35 Regulatory fees and related expenses       95        13          7
36 Other expense                             423       413        398
                                          ------    ------     ------
37      TOTAL NONINTEREST EXPENSE          2,081     1,997      1,993
                                          ------    ------     ------
38        INCOME BEFORE INCOME TAXES       1,155     1,232      1,210
39 Provision for income taxes                472       509        506
                                          ------    ------     ------

40           NET INCOME                   $  683    $  723     $  704
                                          ======    ======     ======

                BANKAMERICA CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENT OF OPERATIONS

                                                    Nine Months Ended
                                                         September 30
                                                  -------------------
   (in millions)                                     1996        1995
                                                  -------     -------

   INTEREST INCOME
 1 Loans, including fees                          $ 9,975     $ 9,420
 2 Interest-bearing deposits in banks                 308         347
 3 Federal funds sold                                  22          27
 4 Securities purchased under
      resale agreements                               509         471
 5 Trading account assets                             731         541
 6 Available-for-sale and held-to-
      maturity securities                             876         963
                                                  -------     -------
 7      TOTAL INTEREST INCOME                      12,421      11,769

   INTEREST EXPENSE
 8 Deposits                                         3,953       3,616
 9 Federal funds purchased                             59          96
10 Securities sold under repurchase
      agreements                                      540         434
11 Other short-term borrowings                        629         462
12 Long-term debt                                     757         802
13 Subordinated capital notes                          26          34
                                                   ------     -------
14      TOTAL INTEREST EXPENSE                      5,964       5,444
                                                   ------     -------
15      NET INTEREST INCOME                         6,457       6,325
16 Provision for credit losses                        665         310
                                                   ------      ------
17      NET INTEREST INCOME AFTER
          PROVISION FOR CREDIT LOSSES               5,792       6,015

   NONINTEREST INCOME
18 Deposit account fees                             1,035         969
19 Credit card fees                                   261         231
20 Trust fees                                         172         228
21 Other fees and commissions                       1,013         965
22 Trading income                                     496         412
23 Venture capital activities                         319         244
24 Net gain (loss) on sales of
      subsidiaries and operations                     175         (17)
25 Net gain on sales of assets                        134          42
26 Net gain on available-for-sale
      securities                                       41          27
27 Other income                                       267         287
                                                   ------      ------
28      TOTAL NONINTEREST INCOME                    3,913       3,388

   NONINTEREST EXPENSE
29 Salaries                                         2,457       2,490
30 Employee benefits                                  606         571
31 Occupancy                                          564         540
32 Equipment                                          518         494
33 Amortization of intangibles                        281         329
34 Communications                                     271         266
35 Regulatory fees and related expenses               121         153
36 Other expense                                    1,273       1,192
                                                   ------      ------
37      TOTAL NONINTEREST EXPENSE                   6,091       6,035
                                                   ------      ------
38        INCOME BEFORE INCOME TAXES                3,614       3,368
39 Provision for income taxes                       1,488       1,408
                                                   ------      ------

40           NET INCOME                            $2,126      $1,960
                                                   ======      ======

                  BANKAMERICA CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET


                                        Sept. 30   June 30   Sept. 30
   (in millions)                            1996      1996       1995
                                        --------  --------   --------

    ASSETS
 1  Cash and due from banks             $ 13,619  $ 12,478   $ 12,532
 2  Interest-bearing deposits in banks     5,829     5,194      5,832
 3  Federal funds sold                       306       276        229
 4  Securities purchased under resale
      agreements                           6,287     7,001      6,811
 5  Trading account assets                14,000    12,633      9,883
 6  Available-for-sale securities         11,717    10,964      9,979
 7  Held-to-maturity securities            4,200     4,280      6,927

 8  Loans                                161,833   160,640    151,212
 9  Less: Allowance for credit losses      3,511     3,495      3,655
                                        --------  --------   --------
10    Net loans                          158,322   157,145    147,557
11  Customers' acceptance liability        3,165     2,837      2,268
12  Accrued interest receivable            1,435     1,451      1,448
13  Goodwill, net                          4,017     4,066      4,263
14  Identifiable intangibles, net          1,664     1,708      2,134
15  Unrealized gains on off-balance-
      sheet instruments                    6,598     7,297      8,843
16  Premises and equipment, net            3,968     3,980      4,011
17  Other assets                           7,826     7,531      7,209
                                        --------  --------   --------

18     TOTAL ASSETS                     $242,953  $238,841   $229,926
                                        ========  ========   ========

    LIABILITIES & STOCKHOLDERS' EQUITY
    Deposits in domestic offices:
19    Interest-bearing                  $ 83,779  $ 83,954   $ 84,345
20    Noninterest-bearing                 37,589    34,737     34,231
    Deposits in foreign offices:
21    Interest-bearing                    42,035    41,444     35,525
22    Noninterest-bearing                  1,498     1,710      1,536
                                        --------  --------   --------
23     Total deposits                    164,901   161,845    155,637
24  Federal funds purchased                1,093     2,740      3,110
25  Securities sold under repurchase
      agreements                           8,489     8,861      7,187
26  Other short-term borrowings           16,263    14,530     10,289
27  Acceptances outstanding                3,165     2,837      2,268
28  Accrued interest payable                 868       833        811
29  Unrealized losses on off-balance-
      sheet instruments                    6,458     7,310      9,547
30  Other liabilities                      5,750     4,824      5,334
31  Long-term debt                        15,099    14,597     15,277
32  Subordinated capital notes               355       356        605
                                        --------  --------   --------
33     TOTAL LIABILITIES                 222,441   218,733    210,065

    STOCKHOLDERS' EQUITY
34  Preferred stock                        2,242     2,242      2,623
35  Common stock                             605       605        600
36  Additional paid-in capital             8,458     8,439      8,271
37  Retained earnings                     10,989    10,544      9,133
38  Net unrealized loss on
      available-for-sale securities          (27)      (79)       (51)
39  Common stock in treasury, at cost     (1,755)   (1,643)      (715)
                                        --------  --------   --------
40     TOTAL STOCKHOLDERS' EQUITY         20,512    20,108     19,861
                                        --------  --------   --------

41       TOTAL LIABILITIES AND
           STOCKHOLDERS' EQUITY         $242,953  $238,841   $229,926
                                        ========  ========   ========